Exhibit 10.2

FOURTH AMENDMENT TO LOAN DOCUMENTS

THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (the “Fourth Amendment”), is made and entered into as of October 31, 2023 (the “Fourth Amendment Effective Date”), by and among (1) Benson Hill, Inc., a Delaware corporation (the “Parent”), Benson Hill Holdings, Inc., a Delaware corporation (“BH Holdings”), BHB Holdings, LLC, a North Carolina limited liability company (“BHB Holdings”), DDB Holdings, Inc., a Delaware corporation “DDB Holdings”), Dakota Dry Bean Inc., a North Dakota corporation (“Dakota Dry Bean”), Benson Hill Ingredients, LLC, a Delaware limited liability company “BHI”), Benson Hill Seeds Holding, Inc., a Delaware corporation (“BHS Holding”), Benson Hill Seeds, Inc., a Delaware corporation (“BHS”), and Benson Hill Fresh, LLC, a Delaware limited liability company (“BHF”) (Parent and each of BH Holdings, BHB Holdings, DDB Holdings, Dakota Dry Bean, BHI, BHS Holding, BHS, and BHF are each individually referred to as a “Borrower” and all collectively as the “Borrowers”); (2) Avenue Capital Management II, L.P., a Delaware limited partnership, as administrative agent and collateral agent (the “Agent”); and (3) Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership, Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership, Avenue Sustainable Solutions Fund, L.P., a Delaware limited partnership, Avenue Global Dislocation Opportunities Fund, L.P., a Delaware limited partnership, and Avenue Global Opportunities Master Fund LP, a Delaware limited partnership (each individually referred to as a “Lender” and all collectively as the “Lenders”);
Recitals:
A.Borrowers, Agent, and Lenders are parties to those certain Loan Documents, dated as of December 29, 2021, including the Loan and Security Agreement, as amended by that certain Joinder and First Amendment to Loan Documents dated June 30, 2022 (the “First Amendment”), that certain Second Amendment to Loan Documents dated November 8, 2022 (the “Second Amendment”) and that certain Third Amendment to Loan Documents dated March 10, 2023 (the “Third Amendment”) (collectively and as may be further amended from time to time, the “Agreement”) and the Supplement to Loan and Security Agreement (as may be further amended from time to time, the “Supplement” and together with the Agreement, the “Loan Documents”);
B.Pursuant to the terms of the Agreement, Borrowers delivered to the Lenders Promissory Notes dated as of December 29, 2021 and made payable to the Lenders in the aggregate original principal amount of One Hundred Million Dollars ($100,000,000) (each individually a “Note” and all collectively the “Notes”);
C.Pursuant to the terms of the Loan Documents, Borrowers granted to Agent, on behalf of Lenders, a security interest in substantially all of the assets of Borrowers as security for the Obligations (as defined in the Loan Documents);
D.Parent delivered to Lenders Amended and Restated Stock Purchase Warrants dated December 29, 2021, each exercisable for an aggregate “Applicable Number” (as defined therein) of shares of the Parent’s Common Stock, par value $0.0001 per share (each individually a “Warrant” and all collectively the “Warrant”);
E.Borrowers have informed Agent and Lenders: (i) that BHI intends to enter into that certain Asset Purchase Agreement, by and between BHI and White River Soy Processing, LLC, a Nebraska limited liability company (“White River”) (the “White River APA”), pursuant to which White River shall purchase from BHI, free and clear of all Liens (other than Permitted Liens, as defined in the White River APA), certain assets as more particularly described in the White River APA (the “Purchased Assets”); and (ii) that BHI shall receive at least Twenty Two Million Dollars

($22,000,000) in net cash closing proceeds as a result of the transactions contemplated by the White River APA;
F.Borrowers have informed Agent and Lenders: (i) that BH Holdings intends to enter into that certain Patent Assignment and License Agreement, by and between BH Holdings and a purchaser identified to Agent prior to the date hereof (“Purchaser”) (the “Patent Agreement”), pursuant to which BH Holdings shall assign to Purchaser all of BH Holdings’ right, title, and interest in and to the Assigned Patents (as defined in the Patent Agreement) and BH Holdings may possibly receive a license back from the Purchaser with respect to certain sequences and uses Assigned Patents (as defined in the Patent Agreement); and (ii) that BH Holdings shall receive at least Seven Million Five Hundred Thousand Dollars ($7,500,000) in net cash closing proceeds as a result of the transactions contemplated by the Patent Agreement;
G.Borrowers have informed Agent and Lenders: (i) that Borrowers intend to sell a manufacturing asset identified to Agent prior to the date hereof (the “Manufacturing Asset”); and (ii) that Borrowers shall receive at least Two Million Dollars ($2,000,000) in net cash closing proceeds as a result of the sale of the Manufacturing Asset;
H.Borrowers have requested that Agent and Lenders consent, and Agent and Lenders have agreed to consent, subject to the terms and conditions hereof, to (i) the execution, delivery and performance of the White River APA, and the other transactions and documents to be entered into in connection therewith; (ii) release from the Collateral the assets to be purchased and sold pursuant to the White River APA; (iii) the execution, delivery and performance of the Patent Agreement, and the other transactions and documents to be entered into in connection therewith; (iv) release from the Collateral the assets to be purchased and sold pursuant to the Patent Agreement; (v) the execution, delivery and performance of an agreement for the sale of the Manufacturing Asset, and the other transactions and documents to be entered into in connection therewith; and (vi  the release from the Collateral the Manufacturing Asset; and
I.The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.
Agreement:
NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Definition of Terms. All capitalized terms contained herein and not otherwise defined shall be defined as provided in the Agreement, as supplemented by the Supplement.
2.Consents.
a.Subject to the satisfaction of the conditions to effectiveness set forth herein, Agent and Lenders hereby consent to (i) the execution, delivery and performance of the White River APA by no later than November 15, 2023; and (ii) the other transactions and documents to be entered into in connection therewith (the “White River Asset Sale”).
b.Subject to the satisfaction of the conditions to effectiveness set forth herein, Agent and Lenders hereby consent to (i) the execution, delivery and performance of the Patent Agreement by no later than November 15, 2023; and (ii) the other transactions and documents to be entered into in connection therewith (the “Patent Asset Sale”).
c.Subject to the satisfaction of the conditions to effectiveness set forth herein, Agent and Lenders hereby consent to (i) the execution, delivery and performance of an agreement to sell the Manufacturing Asset by no later than March 1, 2024, and (ii) the other transactions and documents to be entered into in connection therewith.
d.Except as expressly set forth in this Fourth Amendment, the foregoing consents shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Agreement, Supplement, or any other Loan Document; or (ii) a waiver, release or limitation upon the exercise by Agent and/or Lenders of any of their respective rights, legal or equitable thereunder.
3.Release of Security Interests.
a.Upon the consummation of the transactions contemplated by the White River APA, Agent hereby forever terminates, releases, and discharges any and all security interests in the assets purchased and sold as Purchased Assets. Agent hereby authorizes BHI’s authorized representative or designee, and White River’s authorized representative or designee, or any of them, to file or record, as applicable, the necessary releases and UCC termination statements in form and content reasonably acceptable to Agent to effectuate the release of the security interests in the Purchased Assets granted by BHI under the White River APA. For the avoidance of doubt, other than the Purchased Assets, any Collateral pledged by any Borrower in favor of Agent shall not be released pursuant to this Section 3.a and shall remain in full force and effect.
b.Upon the consummation of the transactions contemplated by the Patent Agreement, Agent hereby forever terminates, releases, and discharges any and all security interests in the Assigned Patents. Agent hereby authorizes BH Holdings’ authorized representative or designee or Purchaser’s authorized representative or designee, or any of them, to file or record, as applicable, the necessary releases, including a release in form and content reasonably acceptable to Agent with the United State Patent Trademark Office and the United States Copyright Office as evidence of such release and termination. For the avoidance of doubt, other than the Assigned Patents, any Collateral pledged by any Borrower in favor of Agent shall not be released pursuant to this Section 3.b and shall remain in full force and effect.
c.Upon the consummation of the transactions contemplated by an agreement to sell the Manufacturing Asset, Agent hereby forever terminates, releases, and discharges any and all security interests in the Manufacturing Asset. Agent hereby authorizes the applicable Borrower’s authorized representative or designee to file or record, as applicable, the necessary releases and UCC termination statements in form and content reasonably acceptable to Agent to effectuate the release of the security interests in the Manufacturing Asset. For the avoidance of doubt, other than the Manufacturing Asset, any Collateral pledged by any Borrower in favor of Agent shall not be released pursuant to this Section 3.c and shall remain in full force and effect.
4.White River Proceeds; Patent Proceeds; Manufacturing Asset Proceeds.
a.All net cash closing proceeds from the sale of the Purchased Assets pursuant to the White River Asset Sale (the “White River Sale Proceeds”) shall be remitted to Agent within one (1) Business Day of receipt thereof by BHI and shall be automatically applied toward the prepayment of the outstanding principal amount of the Obligations and the pro rata portion of fees due under the Loan Documents (which such fees and pro rata portion thereof shall be calculated by Agent and mathematical support therefor shared with Borrowers). The remittance of the White River Sale Proceeds shall be in addition to, and not in lieu of, any regularly scheduled payment(s) pursuant to the Loan Documents. Failure to remit the White River Sale Proceeds within one (1) Business Day of receipt thereof by BHI shall be an immediate, non-curable Event of Default.
b.All net cash closing proceeds received by BH Holdings from the Patent Asset Sale (the “Patent Sale Proceeds”) shall be remitted to Agent within one (1) Business Day of receipt thereof by BH Holdings and shall be automatically applied toward the prepayment of the outstanding principal amount of the Obligations and the pro rata portion of fees due under the

Loan Documents (which such fees and pro rata portion thereof shall be calculated by Agent and mathematical support therefor shared with Borrowers). The remittance of the Patent Sale Proceeds shall be in addition to, and not in lieu of, any regularly scheduled payment(s) pursuant to the Loan Documents. Failure to remit the Patent Sale Proceeds within one (1) Business Day of receipt thereof by BH Holdings shall be an immediate, non-curable Event of Default.
c.All net cash closing proceeds received by any Borrower from the sale of the Manufacturing Asset (the “Manufacturing Asset Sale Proceeds”) shall be remitted to Agent within one (1) Business Day of receipt thereof by any Borrower and shall be automatically applied toward the prepayment of the outstanding principal amount of the Obligations and the pro rata portion of fees due under the Loan Documents (which such fees and pro rata portion thereof shall be calculated by Agent and mathematical support therefor shared with Borrowers). The remittance of the Manufacturing Asset Sale Proceeds shall be in addition to, and not in lieu of, any regularly scheduled payment(s) pursuant to the Loan Documents. Failure to remit the Manufacturing Asset Sale Proceeds within one (1) Business Day of receipt thereof by any Borrower shall be an immediate, non-curable Event of Default.
5.Agreement and Supplement Amendments. The Agreement and Supplement hereby are amended, or amended and restated, as follows:
a.Article 11 of the Agreement is amended to add the following additional definition:
“Fourth Amendment Effective Date” means October 31, 2023.
b.Part I of the Supplement is amended to add or amended and restated, as the case may be, the following definitions:
“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to (i) seventeen and seventy one hundredths percent (17.70%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000); provided, however, that, in the event all or any part of any Loan is outstanding when a Change of Control occurs, “Final Payment” shall mean a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to twenty one and two-tenths percent (21.20%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000).
“Maturity Date” means March 1, 2024.
“Prepayment Fee” means, with respect to any prepayment of the Loans on or prior to January 14, 2024, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%). No Prepayment Fee shall be due for any prepayment of the Loans after January 14, 2024.
c.Upon Avenue’s receipt of (i) the White River Sale Proceeds, (ii) the Patent Sale Proceeds, and (iii) all cash in the Blocked Account, Section 5.10 of the Agreement shall automatically be amended and restated in its entirety to read as follows:
“5.10    Minimum Cash Financial Covenant. Maintain at all times unrestricted cash of at least Twenty Million Dollars ($20,000,000) in an account which is subject to account control agreements in favor of, and in form and content reasonably acceptable to, Lenders.”
6.Future Equity and/or Convertible Note Financings. For any sale of Parent’s equity securities (including, but not limited to, (i) any offering of debt, convertible in whole or in part to Parent’s equity securities; (ii) any offering debt, with which will be issued warrants or similar rights to purchase Parent’s equity securities; (iii) an underwritten “public” offering of Parent’s registered equity securities; and (iv) any “follow-on”; “PIPE”; “ATM”; “overnight block” or similar) which occurs on or after the

Fourth Amendment Effective Date, Borrower shall cause the lesser of (i) one hundred percent (100.00%) of the net cash closing proceeds of such sale, or (ii) the outstanding principal amount of the Obligations and the pro rata portion of fees due under the Loan Documents, to be remitted to Agent and automatically applied to the outstanding principal amount of the Obligations and the pro rata portion of fees due under the Loan Documents (which such fees and pro rata portion thereof shall be calculated by Agent and mathematical support therefor shared with Borrowers) within one (1) Business Day of Borrower’s receipt thereof. Failure to remit the lesser of the amount specified in clause (i) or clause (ii) within one (1) Business Day of receipt by Parent shall be an immediate, non-curable Event of Default.
7.Blocked Account. Borrowers and Agent hereby agree that within one (1) Business Day of the earlier to occur of (i) consummation of the White River Asset Sale, (ii) consummation of the Patent Agreement Sale and (iii) November 15, 2023, Agent and Borrower shall cause the lesser of (i) all cash in the Blocked Account, or (ii) the outstanding principal amount of the Obligations and the pro rata portion of fees due under the Loan Documents, to be remitted to Agent and automatically applied toward the prepayment of the outstanding principal amount of the Obligations and the pro rata portion of fees due under the Loan Documents (which such fees and pro rata portion thereof shall be calculated by Agent and mathematical support therefor shared with Borrowers). Any failure by Borrowers to authorize or make effective such transfer (to the extent any action by Borrowers is required or necessary) with respect to the Blocked Account shall be an immediate, non-curable Event of Default.
8.Access to Information.
a.    Notwithstanding anything anywhere in the Loan Documents to the contrary, Borrowers hereby affirm their obligation pursuant to Section 5.2(e) of the Loan Agreement and agree to provide Agent with unfettered access to Borrowers’ financial information as Agent may reasonably request (including, but not limited to, daily cash balance screenshots by account, weekly cash forecasts, and current drafts of any agreement contemplating a sale of any assets of any Borrower).
9.No Waiver. No course of dealing on the part of any Lender, nor any failure or delay in the exercise of any right by any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. A Lender’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not affect any right of any Lender thereafter to demand strict compliance and performance of the Loan Documents. Any suspension or waiver of a right under the Loan Documents must be in writing signed on behalf of each Lender by an authorized person thereof.
10.Full Force and Effect. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of any Lender under the Loan Documents, as in effect prior to the date hereof.
11.Due Power and Authority. Each Borrower hereby represents that (a) such Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment; and (b) the organizational documents of such Borrower delivered to Agent on the Closing Date, and updated pursuant to subsequent deliveries by such Borrower to Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.
12.Conditions Precedent. As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance reasonably satisfactory to Lenders, the following (unless, with respect to any item, Lenders have agreed to accept delivery on a later date):

a.this Amendment, duly executed by Borrower;

b.the Omnibus Amendment to Amended and Restated Stock Purchase Warrants, which will reprice the Warrants based on the trailing 5-day VWAP immediately prior to the Fourth Amendment Effective Date, duly executed by Borrower;
c.all reasonable Lender expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex I hereto; and
d.such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate (and Lender’s execution and delivery to Borrower of this Amendment shall constitute confirmation that this condition has been satisfied).
13.Entire Agreement. The Loan Documents, as amended by this Amendment, (a) represent the entire agreement among the parties with respect to the subject matter hereof, and are intended to be an integration of, and (b) supersede all prior or contemporaneous agreements, conditions, or undertakings between the parties hereto with respect to the subject matter hereof, including without limitation those certain Proposals between the parties dated October 25, 2023 and October 26, 2023.
14.Electronic Signatures and Delivery. Delivery of an executed counterpart of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of an original, and execution by use of an electronic signature or digital signature shall be valid for all purposes, but all of which together shall constitute one instrument.
15.Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective legal representatives, successors and permitted assigns, except as otherwise provided herein.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the Fourth Amendment Effective Date.
BORROWERS:

BENSON HILL, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Chief Financial Officer

BENSON HILL HOLDINGS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Chief Financial Officer

BHB HOLDINGS, LLC

By:    Benson Hill, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Chief Financial Officer

DDB HOLDINGS, INC.

By:    /s/ Adrienne D. Elsner
Name:    Adrienne D. Elsner
Title:    Interim President

DAKOTA DRY BEAN INC.

By:    /s/ Adrienne D. Elsner
Name:    Adrienne D. Elsner
Title:    Interim President

BENSON HILL INGREDIENTS LLC

By:    DDB Holdings, Inc.
Its:    Sole Member

By:    /s/ Adrienne D. Elsner
Name:    Adrienne D. Elsner
Title:    Interim President

Signature Page
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Fourth Amendment to Loan Documents

BENSON HILL SEEDS HOLDING, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Chief Financial Officer

BENSON HILL SEEDS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Chief Financial Officer

BENSON HILL FRESH, LLC

By:    Benson Hill Holdings, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Chief Financial Officer
Signature Page
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Fourth Amendment to Loan Documents

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By:    Avenue Capital Management II GenPar, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:    Avenue Venture Opportunities Partners, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:    Avenue Venture Opportunities Partners II, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Authorized Signatory

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.

By:    Avenue Sustainable Solutions Partners, LLC
Its:    General Partner

By:    GL Sustainable Solutions Partners, LLC
Its:    Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member
Signature Page
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Fourth Amendment to Loan Documents

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By:    Avenue Global Dislocation Opportunities GenPar, LLC
Its:    General Partner

By:    GL Global Dislocation Opportunities Partners, LLC
Its:    Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

By:    Avenue Global Opportunities GenPar Holdings Ltd
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Director
Signature Page
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Fourth Amendment to Loan Documents

Annex I
Barnes & Thornburg Wire Instructions

[Annex I to Second Amendment to Loan Documents]